Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF Delaware

In Re. Clovis Oncology Ireland Limited	§	Case No. 22-11294
§
	§	Lead Case No. 22-11292
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 03/31/2023	Petition Date: 12/11/2022

Months Pending: 4	Industry Classification: 3 2 5 4

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		1

Debtor’s Full-Time Employees (as of date of order for relief):		1

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☒	Postpetition liabilities aging
☒	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Andrew S. Mordkoff	Andrew S. Mordkoff
Signature of Responsible Party	Printed Name of Responsible Party

05/02/2023
Date	787 Seventh Avenue, New York, New York 10019-6099
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

AlixPartners General	1

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$3,499,417

b.	Total receipts (net of transfers between accounts)	$89,639	$2,504,296

c.	Total disbursements (net of transfers between accounts)	$26,411	$172,677

d.	Cash balance end of month (a+b-c)	$3,562,645

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$26,411	$172,677

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$7,022

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book Market Other (attach explanation))	$9,259,425

d	Total current assets	$24,639,213

e.	Total assets	$24,669,285

f.	Postpetition payables (excluding taxes)	$18,709,893

g.	Postpetition payables past due (excluding taxes)	$6,159

h.	Postpetition taxes payable	$281,548

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$18,991,441

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$88,508

n.	Total liabilities (debt) (j+k+l+m)	$19,079,949

o.	Ending equity/net worth (e-n)	$5,589,336

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$2,115,078

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$1,207,545

c.	Gross profit (a-b)	$907,533

d.	Selling expenses	$0

e.	General and administrative expenses	$69,091

f.	Other expenses	$-195,833

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$1,034,276	$3,895,427

AlixPartners General	2

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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AlixPartners General	3

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

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AlixPartners General	4

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
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AlixPartners General	5

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

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AlixPartners General	6

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

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c
c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

AlixPartners General	7

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

AlixPartners General	8

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Daniel W. Muehl	Daniel W. Muehl
Signature of Responsible Party	Printed Name of Responsible Party

Executive Vice President and Chief Financial Officer	05/02/2023
Title	Date

AlixPartners General	9

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

AlixPartners General	10

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

AlixPartners General	11

Debtor’s Name Clovis Oncology Ireland Limited	Case No. 22-11294

AlixPartners General	12

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Schedule of Cash Receipts and Disbursements	Reporting Period:	March 01 - March 31, 2023

Debtor	Third-Party Cash Disbursements
Clovis Oncology, Inc.	$10,001,632
Clovis Oncology UK Limited	$689,916
Clovis Oncology Ireland Limited	$26,411

Total	$10,717,959

Debtor	Third-Party Cash Receipts
Clovis Oncology, Inc.	$6,834,740
Clovis Oncology UK Limited	$—
Clovis Oncology Ireland Limited	$2,279

Total	$6,837,019

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Bank Account Information	Reporting Period:	March 01 - March 31, 2023

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End (USD)
Clovis Oncology, Inc.	JP Morgan	9101	Lockbox Account	1,969,519
Clovis Oncology, Inc.	JP Morgan	8623	Operating Account	32,487,964
Clovis Oncology, Inc.	JP Morgan	9601	Operating Account	88
Clovis Oncology, Inc.	JP Morgan	9602	Operating Account	2,165
Clovis Oncology, Inc.	JP Morgan	3424	Operating Account	541
Clovis Oncology, Inc.	JP Morgan	8157	Investment Account	6,746,118
Clovis Oncology, Inc.	JP Morgan	2038	Investment Account	100,000
Clovis Oncology, Inc.	JP Morgan	1915	Professional Fees Account	14,797,948
Clovis Oncology, Inc.	JP Morgan	7602	Utilitiy Deposits Account	10,800
Clovis Oncology UK Limited	JP Morgan	4225	Lockbox Account	1,246,095
Clovis Oncology UK Limited	JP Morgan	2330	Operating Account	7,873,486
Clovis Oncology Ireland Limited	JP Morgan	0565	Lockbox Account	3,121,565
Clovis Oncology Ireland Limited	JP Morgan	1185	Operating Account	441,080

Sub Total - Bank Accounts				68,797,368

Total				68,797,368

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Unaudited Balance Sheet as of March 31, 2023	Reporting Period:	March 01 - March 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Assets
Current Assets:
Cash and Cash Equivalents	56,115,142	9,119,581	3,562,645
Trade Accounts Receivable, Net	10,474,649	9,811,246	7,022
Interco Receivables	22,207,940	337	11,757,151
Pre-Petition - Inter Company Debtor Receivables Inventories	95,391,684	—	9,259,425
Prepayments and Deposits	14,270,245	136,440	36,006
Other Assets - Current	(276)	2,650,787	16,963
IC Investment in Subsidiaries	2	229,143	—

Total Current Assets	198,459,386	21,947,534	24,639,213

Non-Current Assets:
Property, Plant and Equipment, Net	144,077	121,035	—
Goodwill	63,074,218	—	—
Other Intangible Assets, Net	53,657,483	—	—
Other Assets - Non-current	10,896,400	173,453	30,072

Total Non-Current Assets	127,772,178	294,488	30,072

Total Assets	326,231,564	22,242,022	24,669,285

Liabilities
Current Liabilities:
DIP Financing	45,000,000	—	—
Trade Accounts Payable, Net	12,444,863	6,704,074	66,816
Interco Payables	(443,365)	3,459,580	18,495,728
Misc. Liabilities & Accrued Expenses	25,857,193	(492,886)	119,519
Accrued Taxes (Income, Payroll, etc.)	(17,978)	2,477,017	281,548
Lease Liability - Short-term	63,480	151,665	17,579
Other Notes Payable - Current	—	—	—

Total Current Liabilities	82,904,193	12,299,450	18,981,190

Non-Current Liabilities
Lease Liability - Long-term	—	—	10,251

Total Non-Current Liabilities	—	—	10,251

Liabilities Subject to Compromise	843,408,900	10,419,901	88,508

Total Liabilities	926,313,093	22,719,351	19,079,948

Equity
Common Stock	145,469	2	141
Additional Paid in Capital	2,691,516,958	—	—
Accumulated Other Comprehensive Loss	(41,905,090)	(451,515)	150,265
Accumulated Deficit	(3,249,838,866)	(25,815)	5,438,931

Total Equity	(600,081,529)	(477,329)	5,589,337

Total Liabilities and Equity	326,231,564	22,242,022	24,669,285

Notes:

1)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Unaudited Statement of Operations for the month of March 2023	Reporting Period:	March 01 - March 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Total Revenue	8,189,371	754,165	2,115,078

Operating Expenses:
Cost of Goods Sold	820,877	728,245	1,207,545
Royalty Expense	1,604,489	—	—
Research and Development	1,883,430	—	—
General and Administrative	6,352,933	647,524	69,091
Selling Expenses	21,049	32,748	—
Operating Taxes	38,731	—	—
Other Operating Expenses	—	—	—

Total Operating Expenses	10,721,508	1,408,518	1,276,635

Total Operating Profit (Loss)	(2,532,137)	(654,353)	838,443

Other Income and Expenses:
Interest Income	24,231	—	—
Gain/Loss from Sale of Assets	—	—	—
Interest Expense	—	—	—
Foreign Currency Translation Adjustments	(162,887)	51,548	(195,833)
Gain/Loss on Available-For-Sale Securities	—	—	—
Reorganization Costs	9,265,001	—	—
Income Tax Expense	1,080	—	—

Net Other Income	(9,078,963)	(51,548)	195,833

Net Income	(11,611,100)	(705,901)	1,034,276

Notes:

1)	The activity reported above represents the full month of March.
2)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Accounts Receivable Reconciliation and Aging	Reporting Period:	March 01 - March 31, 2023

Clovis Oncology, Inc.

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	10,128,940	712,170	34,740	—	10,875,850
Less: Prompt Pay Discounts & Returns	(371,501)	(14,243)	(695)	—	(386,439)
Less: Allowance for Bad Debts	(10,932)	(3,490)	(340)	—	(14,762)

Net Accounts Receivable	9,746,507	694,437	33,705	—	10,474,649

Clovis Oncology UK Limited

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	4,958,790	4,916,498	—	—	9,875,288
Less: Allowance for Bad Debts	(14,876)	(49,165)	—	—	(64,041)

Net Accounts Receivable	4,943,914	4,867,333	—	—	9,811,246

Clovis Oncology Ireland Limited

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	7,043	—	—	—	7,043
Less: Allowance for Bad Debts	(21)	—	—	—	(21)

Net Accounts Receivable	7,022	—	—	—	7,022

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Post-Petition Accounts Payable Aging	Reporting Period:	March 01 - March 31, 2023

Debtor	Total	Current	0-30 Days	31-60 Days	61-90 Days	91+ Days
Clovis Oncology, Inc.	9,475,157	3,959,234	4,022,630	292,819	18,675	1,181,799
Clovis Oncology UK Limited	3,812,752	3,713,583	99,168	—	—	—
Clovis Oncology Ireland Limited	66,816	60,656	—	6,159	—	—

Net Accounts Payable	13,354,724	7,733,473	4,121,798	298,979	18,675	1,181,799

Notes:

1)

While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case.

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Schedule of Capital Assets	Reporting Period:	March 01 - March 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Net Book Value
Computer Equipment	132,117	114,862	—
Furniture and Fixtures	(0)	5,069	—
Lab Equpment	—	—	—
Leasehold Improvements	—	(0)	—
Licensed Software	—	—	—
Manufacturing Equipment	5,016	—	—
Office Equipment	—	1,104	—
Trade Booth	(0)	—	—

Net Book Value	137,133	121,035	—

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Schedule of Payments to Insiders	Reporting Period:	March 01 - March 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Payments to Insiders	313,675	—	—

The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of February 1 through February 28, 2023. With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period.

/s/ Daniel W. Muehl	5/02/2023
Signature of Authorized Individual	Date

Daniel W. Muehl	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Notes:

1)

The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements.

AlixPartners General

In re: Clovis Oncology, Inc.	Lead Case No:	22-11292 (JKS)
Status of Post-Petition Taxes	Reporting Period:	March 01 - March 31, 2023

The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute.

/s/ Daniel W. Muehl	5/02/2023
Signature of Authorized Individual	Date

Daniel W. Muehl	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

AlixPartners General